EXHIBIT 10.8

WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                  AMENDED AND RESTATED SECURED PROMISSORY NOTE
                  --------------------------------------------


     FOR VALUE RECEIVED, Nevada Gold & Casinos, Inc., a Nevada corporation ("NGC"), as maker, whose principal place of business is 3040 Post Oak Blvd., Suite 675, Houston, Texas, 77056-6588, promises to pay to the order of [*], an individual, as her separate property (* name changed to the defined term "Lender" throughout the Agreement), the principal sum of $13,000,000.00 (reduced as set forth in Section 2 below), together with interest on the unpaid principal balance as set forth below. All sums due under this Note are payable to Lender at [*], or at any other place that Lender may designate in writing.

1.          RESTATEMENT OF PRIOR LOAN DOCUMENTS.  This Amended and Restated
            ------------------------------------
Promissory Note ("Note") is entered into as of June 28, 2004, and is expressly intended to completely modify and restate the obligations of NGC and Lender under the Continuing Loan Agreement and the Term Note in the original principal sum of $7,000,000.00 entered into between NGC and Lender and both dated December 23, 1999; the Amendment to Continuing Loan Agreement and Term Note adding the additional principal amount of $6,000,000.00 dated March 31, 2001; and any and all side agreements, letters, and other documents between the parties to this Note related to any of the loan documents identified above. However, this Note does not modify, amend, or replace the original Security Agreement entered into
     ---
between NGC and Lender as of December 23, 1999. The original Security Agreement is amended and restated by the Amended and Restated Security Agreement dated June 28, 2004, between Lender, NGC, and Blackhawk Gold, Ltd., a wholly-owned subsidiary of NGC ("BHG"), and entered into concurrently with this Note (the "ARSA"). Capitalized terms not otherwise defined in this Note have the same definitions as the ARSA, including Appendix I to the ARSA.

2.          PARTIAL CONVERSION EFFECTED; PARTIAL PREPAYMENT EFFECTED.     On
            ---------------------------------------------------------
November 14, 2003, Lender converted $1,766,829.77 in principal and $15,671.23 in accrued and outstanding interest into a total of 594,167 shares of common stock in NGC, leaving a principal balance due and owing of $11,233,170.23 as of November 14, 2003. As of June 28, 2004, the date of this Note, NGC shall have prepaid the amount of $7,915,671.23 in principal, leaving a principal balance due and owing of $3,317,499.00, plus any accrued, unpaid interest, as of the date of this Note.

3.          PAYMENT TERMS.  NGC agrees to pay the sums under this Note as
            --------------
follows:

     1. payment of interest only through December 31, 2005, payable monthly on or before the last day of each month by check made payable to "Lender, Separate Property," and accompanied by a letter setting forth the principal amount outstanding, the method of calculating interest, and the amount of interest paid, with copies of the check and all other correspondence included with Lender's check sent contemporaneously by facsimile to Lender's attorney/counsel, [*], at her facsimile number set forth below;


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
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
     2.          all payments must be received by Lender on or before the due
                                      --------           --------------------
     date in order for the payment to be timely, and they must be received by
     ----                                                         --------
     Lender on or before the fifth day after Lender gives notice to NGC of the late payment to avoid a Default by NGC; and

     3. the entire principal amount outstanding, plus any outstanding interest, less any amounts converted by Lender into NGC Stock per Section 5 below, shall be due and payable to Lender in full on December 31, 2005.

4.          INTEREST RATE; DEFAULT INTEREST RATE.  The unpaid principal balance
            -------------------------------------
under this Note shall bear interest at the rate of eleven percent (11%) per annum prior to the date of this Note, and at the rate of seven and one-half percent (7 %) per annum from the date of this Note until paid. Any matured, unpaid amount of principal shall bear interest at the rate of eleven percent (11%) per annum until paid. If any payment of interest is not made on or before its due date, then the interest rate on that payment shall increase to 11% from the date on which that interest payment began accruing through the date on which the late interest payment is paid in full (this provision shall not apply if the late payment is caused solely by a third party carrier in delivering the payment to Lender if NGC has sent the payment for delivery in a properly addressed Federal Express, Airborne Express, United Parcel Service, or Lone Star Overnight package with delivery charges prepaid or charged to NGC's account and the package is sent via next day overnight delivery at least one business day in advance of the due date, or two business days if the due date is not a business day - NGC shall not use United States Postal Service overnight or next day delivery service for any payments). In the event of a Default by NGC, the interest rate on the entire outstanding principal amount shall increase to eleven percent (11%) per annum as of the date through which the last interest payment was duly made and shall continue at that rate until the entire outstanding amount of principal and interest is paid in full.

5.          CONVERSION RIGHTS.
            ------------------

     1.          CONVERSION RIGHTS IRREVOCABLE.  NGC agrees that Lender shall
                 ------------------------------
     continue to have the IRREVOCABLE RIGHT to convert any outstanding principal
                          -----------------
     and interest remaining due and owing under this Note into shares of NGC's Stock [as defined in Section 6(a) below] at the rate of $3.00 per share or 85% of the per share price of the closing market price of NGC's Stock as of the date of Lender's conversion notice (whichever is less). Lender agrees that she is entitled to exercise these conversion rights as follows: Lender may convert on or at any time during the ten-month period beginning November 14, 2004, up to 650,000 shares; and again any time on or after September 14, 2005, until December 30, 2005, for the balance due under the Note. However, at no time during any conversion period shall Lender convert an amount under this Note that would result in her owning, at the time of each conversion, an interest in NGC greater than 4.99% of NGC's total outstanding Stock.

     2.          NOTICE REQUIREMENTS.  NGC acknowledges and agrees that, under
                 --------------------
     the "tacking" provisions of Rule 144 of the General Rules and Regulations of the Securities Act of 1933, Lender's holding period began on December 23, 1999. Lender agrees to provide in each of her future conversion notices written confirmation that she is not a 5% or more beneficial shareholder or a control person of NGC and that she has not been one of these during the ninety days preceding the date of the conversion notice. Upon receipt of her conversion notice with this representation, NGC shall issue to Lender her converted Stock without any restrictive legend and they shall not be restricted in any other way by NGC. Lender may give notice of conversion to NGC in writing by facsimile, by mail, or by overnight delivery, and she may do so through her attorney/counsel (*) or her financial


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 2 OF 12
     advisor (*), and notice from either of these two agents shall constitute notice by Lender. NGC shall promptly comply with all of Lender's and/or her agent's conversion notices and shall deliver the Stock to [*] (or to any other person designated by Lender in writing), with a copy faxed contemporaneously to Lender and to her attorney/counsel, no later than four business days after NGC's receipt of the conversion notice. NGC MAY NOT IN ANY WAY DENY, REVOKE, AMEND, DEPLETE, DELAY, OR INTERFERE WITH LENDER'S CONVERSION RIGHTS OR INTERFERE WITH ANY TRANSFER OF THE STOCK DONE IN COMPLIANCE WITH SECURITIES LAWS.

     3.          APPLICATION OF CONVERSION AMOUNTS.  All conversion amounts
                 ----------------------------------
     shall be applied first to accrued, unpaid interest, then to principal, unless otherwise instructed by Lender or her agent. NGC shall provide to Lender or her agent, within two business days of the request, NGC's then-current figure for all outstanding stock in NGC. All Stock issued to Lender under this Note shall be issued in the name of [*], as her Separate Property" unless instructed otherwise.

6.          ADJUSTMENT AND OTHER EVENTS.
            ----------------------------

     1.          DEFINITION OF "STOCK."  As used in this Note, the capitalized
                 ----------------------
     term "Stock" shall mean shares of NGC's common stock of any class, whether now or subsequently authorized, that has the right to participate in the distribution of earnings and assets of NGC without limit as to amount or percentage. On the date of this Note, Stock consists of 20,000,000 authorized shares of NGC's common stock at $.12 par value per share. NGC warrants and represents that it has no shares of convertible preferred stock issued or outstanding, and that during the term of this Note, it will not issue any convertible preferred stock to any third party without first giving Lender formal written notice of its intent to issue preferred stock along with the specific terms of the preferred stock offering (including but not limited to the closing date, interest rate, and conversion rate) and then giving Lender the right of first refusal to purchase the preferred stock. Lender shall have seven business days from the date of her receipt of the formal written notice to purchase the preferred stock. If Lender does not respond within seven business days, Lender shall be presumed to have declined to purchase the preferred stock. NGC shall give Lender informal notice of its intent or desire to issue the preferred stock as far in advance as is practicable, which is presumed to be approximately thirty days before the contemplated closing date of the transaction. NGC is not required to resubmit to Lender any preferred stock offering if the closing date, interest rate, and/or conversion rate on the final transaction are equal or less favorable to Lender than the original terms proposed by NGC.

     2.          STOCK DIVIDEND OR DISTRIBUTION.  In case NGC declares any
                 -------------------------------
     dividend or other distribution upon any of its Stock payable in Stock, or subdivides any of its outstanding shares of Stock into a greater number of shares, then the number of shares of Stock that may subsequently be obtained upon Lender's exercise of her conversion rights shall be increased in proportion to the increase through the dividend, distribution, or subdivision, and the conversion price per share shall be decreased in proportion. In case NGC at any time combines the outstanding shares of its Stock into a smaller number of shares, the number of shares that may subsequently be obtained by Lender upon her exercise of her conversion rights represented by this Note shall be decreased proportionately to the decrease through the combination, and the conversion price per share shall be increased proportionately.

     3.          EFFECT OF RECLASSIFICATION, REORGANIZATION, CONSOLIDATION,
                 ----------------------------------------------------------
     MERGER, OR SALE OF ASSETS. In case of any (1) reclassification, capital
     -------------------------
     reorganization, or other change of


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
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
     outstanding Stock of NGC, (2) consolidation or merger of NGC with or into another corporation (other than a consolidation or merger in which NGC is the continuing corporation and that does not result in any reclassification, capital reorganization, or other change in the kind or number of shares of common stock issuable upon Lender' exercise of her conversion rights), or (3) sale or conveyance to another corporation of all or substantially all of NGC's assets as an entirety, NGC shall take appropriate steps necessary to provide that Lender shall have the right after the event, by exercising her conversion rights, to purchase the kind and amount of shares of stock and other securities and property, if any, receivable upon the reclassification, capital reorganization, or other change, consolidation, merger, sale, or conveyance that Lender would have received had her conversion rights been fully exercised immediately prior to the event.

     4.          OBLIGATION OF SUCCESSORS OR TRANSFEREE CORPORATION.     NGC
                 ---------------------------------------------------
     shall not effect any consolidation, merger, sale, or conveyance of assets within the meaning of Subsection 6(c)(1)-(3) above unless, prior to or simultaneously with the consummation of the event, the successor corporation resulting from the consolidation or merger or the corporation purchasing the assets assumes by written instrument executed and mailed or delivered to Lender the obligation to deliver to Lender the shares of Stock, securities, or assets that, in accordance with the above provisions, Lender may be entitled to receive upon exercise of her conversion rights. In no event shall the securities received pursuant to this Subsection be registerable or transferable other than pursuant and subject to the terms of this Note. NGC may change its name without prior notice to or consent by Lender, and it shall continue to remain obligated to honor this Note under its new company name.

     5.          NOTICE OF ADJUSTMENT AND OTHER EVENTS.     If (1) an event
                 --------------------------------------
     requiring an adjustment as provided in Subsections 6(b) or (c) occurs; (2) NGC makes a distribution of assets or rights to acquire assets to a shareholder; (3) NGC offers for subscription pro rata to the holders of its Stock any additional shares of stock of any class, or other rights; or (4) NGC suffers a voluntary or involuntary dissolution, liquidation, or winding up of NGC; then, in any one or more of these cases, NGC shall give to Lender (i) at least twenty days prior written notice of the date on which the books of NGC shall close or a record shall be taken for the dividend, distribution, or subscription rights, or for determining rights to vote regarding any reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, and (ii) in the case of any reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, at least twenty days' prior written notice of the date when the event shall take place. The notice given pursuant to this provision and to the extent applicable shall specify (i) in the case of any dividend, distribution, or subscription rights, the date on which the holders of Stock shall be entitled to receive the dividend, distribution, or subscription rights; and (ii) when the holders of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon reorganization, liquidation, or winding up, as the case may be. Upon the happening of an event requiring adjustment of the conversion price per share or the kind or amount of securities or property issuable upon conversion of any portion of this Note, NGC shall promptly give notice to Lender, and the notice shall be accompanied by a certificate of NGC's independent public accountants stating the adjusted conversion price per share and the adjusted number of shares of Stock issuable or the kind and amount of the securities or property issuable upon Lender's exercise of her conversion rights, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based.


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 4 OF 12

     6.          COMPANY-HELD STOCK.     The number of shares of Stock of any
                 -------------------
     class at any time outstanding shall include all shares of Stock of that class then issued and owned or held by or for the account of NGC.

7.          DEFAULT.     NGC will be in default if any of the following happens
            --------
("Default" or "Event of Default"): (a) NGC fails to timely make the principal payment at maturity; (b) Lender does not receive an interest payment on or before the fifth day after Lender gives notice to NGC of the late payment; (c) NGC defaults under any loan, extension of credit, security agreement, purchase or sales agreement, contractual obligation, or any agreement in favor of any creditor or person (as "default" is defined in that instrument and after giving effect to all applicable cure periods) and that default results in NGC owing, through default and/or acceleration, an amount in excess of $3 million; (d) NGC defaults on its agreement and/or subordinated loan agreement with [*] dated June 28, 2004; (e) NGC fails to timely comply with the Obligations (other than those Obligations specifically identified in this Section); (f) NGC breaches any covenant, representation, or warranty in this Note or in the ARSA and does not cure that breach within thirty days after the breach, and NGC agrees to give Lender prompt notice of the breach; (g) NGC makes an assignment for the benefit of creditors, files for bankruptcy protection, is adjudicated insolvent, a receiver is appointed for IC-BH or BHG, or any involuntary proceeding is commenced against NGC under any bankruptcy or insolvency laws and that involuntary proceeding is not dismissed within sixty days after it is filed; (h) NGC grants or attempts to grant to any third party a lien on the Collateral without complying with the procedure and provisions in Section 8 below; or (i) a final, non-appealable judgment in litigation or arbitration is entered against NGC where the total amount of the judgment, including actual damages, pre- and post-judgment interest, attorney's fees, court costs, and/or punitive damage, exceeds $3 million. If an Event of Default occurs, then Lender shall have all of the rights and remedies set forth in this Note and in the ARSA.

8.          ADDITIONAL LIENS.  All references in this Section to "NGC" expressly
            -----------------
include BHG, and BHG may not grant a second or any other lien on any of the Collateral without complying with the provisions of this Section. Before NGC may place a second or any other lien on any or all of the Collateral in favor of anyone other than [*], NGC must give Lender formal written notice of the name of the proposed second or other lienholder (if known) and of the specific terms and conditions of the proposed loan transaction for which the second or other lien would be granted (including but not limited to the closing date, interest rate, principal amount, and maturity date), and Lender shall have seven business days from the date on which the notice is received by her to notify NGC of her desire to make the loan. NGC agrees to promptly provide Lender with any documentation she requests related to the proposed transaction with the third party in order to assist her in making her decision. If Lender does not respond within seven business days, Lender shall be presumed to have declined to make the loan. NGC shall give Lender informal notice of its intent or desire to obtain additional financing and grant a second or other lien on the Collateral as far in advance as is practicable, which is presumed to be approximately thirty days before the contemplated closing date of the transaction. NGC is not required to resubmit to Lender any financing resulting in a second or other lien if the closing date, interest rate, principal amount, and/or maturity date on the final loan transaction are equal or less favorable to Lender than the original terms proposed by NGC.

     In the event NGC complies with this notice provision and is allowed to grant a second or other lien on the Collateral, NGC agrees that it must comply with all of the following provisions before it may grant an effective second or other lien on the Collateral:

     1.          Any second or other lien given on the Collateral must be made
                                                                  ----
     expressly subordinate to Lender's lien. NGC shall ensure that the paperwork documenting the


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 5 OF 12
     transaction with the second or other lienholder properly notifies the second and/or other lienholder of the existence of Lender's first lien and that the second and any other lienholder clearly acknowledges Lender's existence and status as first lienholder on all of the Collateral and that the subsequent lienholder's debt and security interest is subordinated to Lender.

     2. NGC shall ensure that the paperwork documenting the transaction with the second and any other lienholder clearly instructs the second and any other lienholder that it may not even attempt to collect or execute on the Collateral without first ensuring that the entire first lien balance is paid in full and all loan or credit transactions between NGC and Lender are completely terminated and are no longer in effect. The second and any other lienholder must be required to give notice of any default by NGC to NGC and Lender concurrently before the second or any other lienholder may exercise any collection efforts against the Collateral.

     3. NGC shall defend, at its own expense, against any claims by any lienholders other than Lender against the Collateral.

     4. NGC shall keep Lender's counsel informed of the status of any second and any other lien and of any default or alleged default by NGC on the transaction secured in whole or in part by the second and/or other lien, and shall reimburse Lender for any and all attorney's fees, court costs, and expenses incurred by Lender that Lender or her counsel deemed necessary to protect the Collateral within thirty days after the submission of an invoice for the fees or expenses to NGC by Lender's counsel.

     5. NGC shall provide Lender's counsel with fully-executed copies of all documents related to any transaction giving any third party a second or other lien on any or all of the Collateral within three business days of the last signature date on the transaction or the date the transaction is funded, whichever is earlier.

     6. NGC shall provide to Lender's counsel on or before June 28, 2004, copies of the fully-executed documents related to the transaction giving [*] a second lien and shall require him and his counsel to provide counsel for Lender (as set forth below) with copies of any and all notices, including but not limited to notice of default, that arise from or relate to any of his agreements with NGC that relate in any way to the second lien. NGC shall ensure that [*] agreement expressly and clearly states that his lien on the Collateral is subordinate to Lender's lien and security interest.

9.          NOTICE OF DEFAULT.  Lender is not required to provide NGC with any
            ------------------
notice whatsoever of any Default by NGC or any failure of NGC to timely make the principal payment when due, save and except that Lender must give notice of a late interest payment before that late payment is deemed a Default as described in Section 7(b) above. However, failure by Lender to give notice of a late interest payment to NGC does not relieve NGC of its obligation to make the payment or of the application of the default interest rate upon the failure to timely make the interest payment as provided in Section 4 above.

10.          CHANGE IN CONTROL.  In the event of a "Change in Control," then
             ------------------
Lender shall have the option to declare the entire unpaid principal and accrued interest (if any) due and payable from the proceeds of the transaction upon closing of the transaction resulting in a Change in Control. Lender may also, at her option, accelerate her conversion rights as described in Section 5(a) [and the convertible debt amount and number of shares of Stock into which it converts will be reduced during


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 6 OF 12
the term of this Note per Section 5(a) above as Lender exercises her conversion rights] and the 4.99% ownership limitation described in Section 5(a) above shall no longer apply. NGC agrees to promptly inform any purchasing company or shareholder of this obligation prior to the closing of the transaction.

     For purpose of this Note, a "Change in Control" of NGC shall mean and shall be deemed to have occurred if:

     1. A sale, transfer, or other disposition by NGC through a single transaction or a series of transactions of securities of NGC representing Beneficial Ownership (as defined below) of fifty (50%) percent or more of the combined voting power of NGC's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity [including a "group" as referred to in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("1934 Act")]. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Holder, NGC, a wholly-owned subsidiary of NGC, or an employee benefit plan of NGC; provided however, a sale to underwriters in connection with a public offering of NGC's securities pursuant to a firm commitment shall not be a Change of Control.

     2. A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of NGC to an Unrelated Person or Unrelated Persons acting in concert with one another.

     3. A change in the ownership of NGC through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of NGC representing at least fifty (50%) percent of the combined voting power of NGC's then outstanding securities. For purposes of this Note, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner of the securities prior to its acquisition of voting rights with respect to the securities.

     4. Any consolidation or merger of NGC with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of NGC immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

11.           COLLATERAL.  This Note is secured by the ARSA, which provides for
              -----------
a first lien security interest in the following items of Collateral and affords Lender the right to take action against the Collateral in an Event of Default:

     1. a continuing security interest in all of NGC's interest in BHG, including but not limited to NGC's revenues from BHG and from NGC's ownership interest in BHG;

     2. a continuing security interest in all of BHG's interest in the Isle of Capri Black Hawk, L.L.C. ("IC-BH"), including but not limited to BHG*s revenues from and


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
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
     undivided percentage interest in the assets of IC-BH, and all of the rights, but none of the obligations, of BHG under the Operating Agreement;

     3. all investment property and other property, rights, or interests of any description at any time issued or issuable to BHG or held in any securities account as an addition to, in substitution or exchange for or with respect to BHG*s interest in IC-BH, including without limitation additional percentages or interests issued or given as a result of any amendment, reclassification, split-up, dissolution, or other limited liability company reorganization or property distributed pursuant to a reorganization or amendment of the Operating Agreement;

     4. all distributions, proceeds, monies, income, and benefits arising from, by virtue of, or payable with respect to BHG s interest in IC-BH or NGC's interest in BHG; and

     5. any and all notes receivable and/or cash flow rights granted to NGC from investments in any and all projects financed in whole or in part through the loan proceeds from this Note.

Lender shall maintain possession of the Collateral and any and all powers of attorney necessary to enforce her security interest in any or all of the Collateral until any and all amounts due under this Note are paid in full and this Note is terminated, the Collateral is substituted as provided in Section 14 below and she no longer holds a security interest in any of the Collateral under any instrument, and/or until she exercises her rights against the Collateral in an Event of Default.

12.          PROTECTION OF COLLATERAL; INDEMNIFICATION.     Consistent with the
             ------------------------------------------
terms of this Note, as long as any amounts are owed to Lender under this Note, NGC agrees that it will use its best efforts to defend against the attempts of any creditor who tries to take any of the Collateral. NGC also agrees that it will use its best efforts to protect the Collateral; to prevent any loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral; and to defend against any actual or attempted levy, seizure, or attachment of or on any of the Collateral. In the event Lender finds it necessary to take action to protect the Collateral against the actions of third parties or against any wrongful conduct of NGC or any failure by NGC to use its best efforts to protect the Collateral, NGC agrees that it shall indemnify Lender for any attorney's fees, court costs, and any and all other expenses incurred in her efforts to protect the Collateral. NGC understands and agrees that it shall promptly reimburse Lender for any and all of these expenses, but in no event shall these attorney's fees and expenses be paid later than thirty days after the date on which they are submitted to NGC.

13.          LIMITATION ON USE OF LOAN PROCEEDS.  NGC may use the loan proceeds
             -----------------------------------
for any legitimate business purpose. However, NGC agrees and understands that it may not use any of the loan proceeds from this Note to fund litigation or arbitration against Lender or to defend against litigation or arbitration instituted against NGC by Lender.

14.          PREPAYMENT; SUBSTITUTION OF COLLATERAL.     After the prepayment
             ---------------------------------------
described in Section 2 above is made, NGC shall not be permitted to prepay any
                                                ---                        ---
of the remaining $3,317,499.00 in principal due and owing under this Note. After NGC makes this limited prepayment, NGC may opt to replace the Collateral with a certificate of deposit issued in NGC's name as owner or payee representing 110% of the outstanding principal amount remaining at the time of the completion of the prepayment. NGC shall deliver the certificate of deposit to counsel for Lender accompanied by any and all powers of attorney required by counsel for Lender, and NGC shall execute any and all other


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 8 OF 12
documents reasonably required by Lender's counsel related to obtaining and perfecting a security interest in the certificate of deposit in favor of Lender. NGC shall also inform the banking or investment institution that issued the certificate of deposit in writing at the time the certificate of deposit is issued that Lender holds it as security for a loan transaction and NGC shall provide the issuer with Lender's counsel's name, address, and telephone number, and NGC shall contemporaneously provide a copy of the notice letter to Lender's counsel. Upon NGC compliance with the above provisions, Lender shall release her lien on the original Collateral for the payment of this Note and this Note ONLY,
                                                                           ----
and the certificate of deposit shall become the collateral under the terms of this Note and any accompanying security agreement, and any and all terms relating to the original Collateral will then apply to the certificate of deposit. If NGC owes no other amounts (principal, interest, or other) to Lender and has no right to borrow any amounts from Lender under any note or security
---
agreement or similar instrument that also identifies or uses the original Collateral as security for repayment, then upon Lender's receipt of the certificate of deposit and all required accompanying instruments, Lender shall then return the original Collateral to NGC. However, if NGC owes any other amounts (principal, interest, or other) to Lender under any other Note that identifies or uses the original Collateral as security for repayment, or if NGC
                                                                      --
has the right to borrow any amounts from Lender under any note or security agreement or similar instrument that also identifies or uses the original Collateral as security for repayment, Lender shall have no obligation to release her lien against the original Collateral as to those other instruments or to return the original Collateral to NGC.

15.          FURTHER ASSURANCES.  NGC agrees to execute all other documents and
             -------------------
instruments reasonably requested by Lender or her attorney to effectuate the intent of this Note upon written request by Lender or her attorney after the date of this Agreement.

16.          WAIVER.  In the event of a Default as defined in Section 7 above or
             -------
in the ARSA, NGC (a) waives presentment for payment, notice of protest, notice of intent to accelerate, notice of acceleration, and all other notices, filing of suit, and diligence in collecting this Note or enforcing any other security with respect to this Note, although Lender agrees that she must comply with all UCC requirements for sale of collateral; (b) agrees to any substitution, surrender, subordination, waiver, modification, change, exchange, or release of any security or the release of the liability of any parties primarily or secondarily liable on this Note; and (c) consents to any extension or postponement of time for payment of this Note and to any other indulgence with respect to this Note without notice. No failure or delay on the part of Lender in exercising any of her rights, powers, or privileges under this Note shall operate as a waiver of that right, power, or privilege.

17.          AMENDMENT OR MODIFICATION.  This Note may not be modified or
             --------------------------
amended in any way unless the modification or amendment is in writing and is signed by all parties. Any document purporting to amend or modify this Note shall be of no force or effect unless the document expressly states that it is intended to amend or modify the Note and it is signed by all parties to this Note.

18.          ATTORNEYS' FEES AND COSTS OF LITIGATION.  If all monies due and
             ----------------------------------------
owing under this Note are not paid in full at maturity, regardless of how the maturity may be brought about, or if this Note is collected or attempted to be collected through the initiation or prosecution of any suit or through any probate, bankruptcy, or any other judicial proceedings, or is placed in the hands of an attorney for collection, NGC shall pay, in addition to all other amounts owing under this Note, all actual expenses of collection, all court costs, and reasonable attorney's fees incurred by Lender upon demand for payment by Lender or her attorney.


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                         PAGE 9 OF 12

19.          AUTHORITY.  NGC represents that it has full power, authority and
             ----------
legal right to execute and deliver this Note and the ARSA, and that this Note and the ARSA constitute valid and binding obligations of NGC. BHG represents that it has full power, authority, and legal right to execute and deliver the ARSA and the ARSA constitutes a valid and binding obligation of BHG.

20.          GOVERNING LAW AND VENUE.     This Note and the rights and
             ------------------------
obligations of the parties under this Note shall be governed by the laws of the United States of America and by the laws of the State of Texas, and is performable in Montgomery County, Texas. Chapter 346 of the Texas Finance Code does not apply to this Note.

21.          BUSINESS DAY.       If any action is required or permitted to be
             -------------
taken under this Note on a Sunday, legal holiday, or other day on which banking institutions in the State of Texas are authorized or required to close, the action shall be taken on the immediately PRECEDING business day, and, to the
                             ----------------------------------
extent applicable, interest on the unpaid principal balance shall continue to accrue at the applicable rate.

22.          USURY SAVINGS CLAUSE.  The parties to this Note intend to comply
             ---------------------
with the usury laws applicable to this Note. Accordingly, the parties agree that no provision in this Note or in any related documents (if any) shall require or permit the collection of interest in excess of the maximum rate permitted by law. If any excess interest is provided for or contracted for in this Note, or charged to NGC or any other person responsible for payment, or received by Lender, or if any excess interest is adjudicated to be provided for or contracted for under this Note or adjudicated to be received by Lender or her heirs, successors, or assigns, then the Parties expressly agree that this
                                                ---------------
paragraph shall govern and control and that neither NGC nor any other party liable for payment of the Note shall be obligated to pay the amount of excess interest. Any excess interest that may have been collected shall be, at Lender's option, either applied as credit against any unpaid principal amount due or refunded to NGC. The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of Texas as they are now or subsequently construed by the courts of the State of Texas.

23.          NOTICES.  Any and all notices or communications related in any way
             --------
to this Agreement may be given by certified mail with return receipt requested, by receipted courier, by overnight delivery service, or by hand delivery and sent to the persons at the addresses set forth for each party below, or they may be given by facsimile transmission or by e-mail transmission if the intended recipient has affirmatively stated that notice may be delivered by facsimile or e-mail and the intended recipient has provided a valid facsimile number and/or e-mail address. Any notice delivered by facsimile or e-mail sent or for which a return receipt is received at any time before 5:00 p.m. on a business day shall be deemed to be delivered on that date. Any facsimile or e-mail notice not received by 5:00 p.m. on a business day shall be deemed to be received on the first following business day.

          Notices to Lender:
          -----------------

          [*}

          with copies sent contemporaneously to:
          -------------------------------------
          [*]


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                        PAGE 10 OF 12

          Notices to NGC:                          with a copy sent contemporaneously to:
          ---------------                          ---------------------------------------
          H. Thomas Winn, President                Thomas C. Pritchard
          Nevada Gold & Casinos, Inc.              Brewer & Pritchard, P.C.
          3040 Post Oak Blvd., Suite 675           Three Riverway, Suite 1800
          Houston, Texas  77056-6588               Houston, Texas  77056-1969
          Facsimile number:  (713) 621-6919        Facsimile number:  (713) 209-2921
          E-mail address:  tom@nevadagold.com      E-mail address:  pritchard@bplaw.com
          Notice may be delivered by facsimile or  Notice may be delivered by facsimile or
          e-mail with proof of receipt.            e-mail with proof of receipt.

NGC understands and agrees that any notice given or attempted to be given by it to Lender is not effective unless the notice was contemporaneously provided to
                                                 -----------------
all other persons identified above or subsequently identified to NGC by Lender and shall be deemed to have been given to Lender upon providing notice to [*] and [*] as set forth above. Any of the above contact information or designated representatives for the purpose of notice may be changed by a party or an authorized representative of a party providing written notice in the manner set forth above to the other party, and the new contact information or representative will then become effective.

24.          INCORPORATION OF OTHER DOCUMENTS.  The Parties agree that the
             ---------------------------------
Amended and Restated Security Agreement and the Confidential Compromise Settlement Agreement and Release between the Parties and both dated June 28, 2004, are incorporated by reference in this Note for all purposes as if fully set forth at length.

     Dated the 28th day of June, 2004.


MAKER:
-----

Nevada Gold & Casinos, Inc.



By:  ______________________________
     H. Thomas Winn, President



HOLDER:
------



________________________________


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                        PAGE 11 OF 12

Agreed and acknowledged solely for the collateral pledged as security in Section 11 above and all other provisions related to that collateral:

Blackhawk Gold, Ltd.



By:  ______________________________
     H. Thomas Winn, President


AMENDED AND RESTATED
SECURED PROMISSORY NOTE               _______
NGC-BHG/LENDER/JUNE 2004                HTW                        PAGE 12 OF 12